SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2002

Preserver Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-671	22-0747730
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

95 Route 17 South
Paramus, New Jersey  07653
(Address of principal executive offices)

Registrant’s telephone number, including area code: (201) 291-2000

(Former name or former address, if changed since last report)

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

The following Exhibit is filed as part of this report:

99.1-                       Preserver Group, Inc. Press Release (March 15, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  March 15, 2002

PRESERVER GROUP, INC.

By: /s/ Patrick J. Haveron

Patrick J. Haveron

Executive Vice President

Chief Executive Officer and

Chief Financial Officer